Other Payables and Accrued Liabilities - Schedule of Other Payables and Accrued Liabilities (Details) - USD ($)		Sep. 30, 2024	Sep. 30, 2023
Schedule Of Other Payables And Accrued Liabilities Abstract
Service fee payable		$ 198,815	$ 197,003
Accrued payroll		39,653	45,004
Mandatory provident fund payable		386	766
Dividend payable		5,187	14,909
Deposits from private placement	[1]	2,750,000
Others		229	224
Total		$ 2,994,269	$ 257,906

[1]	The balance as of September 30, 2024 mainly comprised of a deposit received of US$2.75 million cash from the investors. On September 9, 2024, the Company entered into a Securities Purchase Agreement with certain accredited investors for a private placement offering